SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):              September 1, 1998




                         MERITAGE HOSPITALITY GROUP INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    MICHIGAN
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                          (State or Other Jurisdiction
                                of Incorporation)


        0-17442                                            38-2730460
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(Commission File Number)                           (IRS Employer Identification
                                                              Number)




                        40 PEARL STREET, N.W., SUITE 900
                          GRAND RAPIDS, MICHIGAN 49503
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               (Address of Principal Executive Offices) (Zip Code)



    Registrant's telephone number, including area code:      (616) 776-2600

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 1, 1998, the Company's wholly-owned subsidiary, Thomas Edison Inn, Incorporated, sold real and personal property including (i) the hotel and restaurant facility (known as the Thomas Edison Inn) located at 500 Thomas Edison Parkway, Port Huron, Michigan (the "Hotel"), (ii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the Hotel, and (iii) certain other real and personal property owned by the subsidiary and located adjacent to the Hotel (collectively, the "Assets"). The Assets were sold to Innkeeper's Management, LLC and its affiliate, Reynolds/Ehinger Enterprises, LLC, both of whom have no relation to the Company. The Assets were sold for $12,200,000 pursuant to the terms of an agreement dated April 16, 1998 and amended on September 1, 1998. The purchase price was comprised of $10,200,000 in cash and a $2,000,000 one-year secured note bearing interest at 8.0% over the prime lending rate. The Company reduced its long-term indebtedness by approximately $9,600,000 as a result of the sale.

     In addition, on September 1, 1998, the Company, through its Wendy's of Michigan operations, purchased real property comprising five of the Wendy's restaurants currently operated by the Company from the Wendy's Real Estate Limited Partnership I (an unrelated party) for $4,200,000. The acquisition was financed by Captec Financial Group, Inc., who provided the Company with a 20-year mortgage loan bearing interest at 8.15% and secured by the real estate acquired.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit No.                         Description of Document
     -----------                         -----------------------


     10.1 Promissory Note dated September 1, 1998 among Meritage Hospitality Group Inc., as lender, and Reynolds/Ehinger Enterprises, LLC, as borrower (filed herewith).


     The Company will file the required financial information no later than November 16, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             MERITAGE HOSPITALITY GROUP INC.



Dated:  September 9, 1998                    By:   /s/ Christopher B. Hewett
                                                 -------------------------------
                                                    Christopher B. Hewett
                                                    President and
                                                    Chief Executive Officer